POWER OF ATTORNEY
(Section 16 of the Securities Exchange Act of 1934)

May 22, 2019

Know all by these presents, that the undersigned hereby constitutes and appoints Robert Wilon and Ashley Strojny, and each of them as the undersigned's true and lawful attorney-in-fact to:

(1) prepare and execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

(2) execute for and on behalf of the undersigned, in the undersigned's capacity as a director or officer of Avon Products, Inc. (the "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; and

(3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the SEC and any stock exchange or similar authority. The undersigned acknowledges that none of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company's Secretary.

[Signature Page to Power of Attorney]
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of date first written above. Name: _______________________ Ginny Edwards



STATE OF

COUNTY OF



	On this ___________ day of ____________, ______________, ________________
personally appeared before me, and acknowledged that s/he executed the foregoing instrument for the purposes therein contained.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                         _________________________________
                                         Notary Public



                                         _________________________________
                                         My Commission Expires: